UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2007

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On March 1, 2007, Sterling Financial Corporation (“Sterling”) issued a press release announcing the appointment of James B. Keegan, Jr. to the Sterling Board of Directors. The appointment was effective on March 1, 2007. The text of the press release is included as Exhibit 99.1 to this report.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) Effective February 28, 2007, following the closing of the acquisition of Northern Empire Bancshares, Sterling’s Board of Directors amended Article III of Sterling’s Bylaws to increase the number of directors serving on Sterling’s Board of Directors from nine to ten. The Amended and Restated Bylaws are included as Exhibit 3.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Sterling Financial Corporation as of February 28, 2007.

99.1	Press release text of Sterling Financial Corporation dated March 1, 2007.
S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)
March 2, 2007	By:	/s/ Robert G. Butterfield
Date		Robert G. Butterfield
Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Sterling Financial Corporation as of February 28, 2007.

99.1	Press release text of Sterling Financial Corporation dated March 1, 2007.